Fees Summary	Sep. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 111,245,541.86
Previously Paid Amount	0.00
Total Fee Amount	25.54
Total Offset Amount	0.00
Net Fee	$ 25.54